SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 31, 2002



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                        1-10294                      72-0724532
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

                                 AMENDMENT NO. 1

The Form 8-K Current Report of Hibernia Corporation dated July 31, 2002 inadvertently omitted "/s/ Cathy E. Chessin" from the registrant's signature line. This Form 8-K/A amends that report to add "/s/ Cathy E. Chessin" to the registrant's signature line so that the signature line on the report now reads as follows:


                                                 HIBERNIA CORPORATION
                                                     (Registrant)


Date: July 31, 2002                         By:  /s/ Cathy E. Chessin
                                                 --------------------
                                                   Cathy E. Chessin
                                                   Senior Vice President,
                                                   Secretary and
                                                   Corporate Counsel




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIBERNIA CORPORATION
                                  (Registrant)


Date: July 31, 2002                         By:  /s/ Cathy E. Chessin
                                                 --------------------
                                                   Cathy E. Chessin
                                                   Senior Vice President,
                                                   Secretary and
                                                   Corporate Counsel